iM GLOBAL PARTNER FUNDS

(the “Trust”)

Supplement dated August 7, 2026 to the

Statements of Additional Information of the iM Global Partner Funds

each dated April 30, 2026, as supplemented

Notice to Existing and Prospective Shareholders:

Effective July 31, 2026, Jennifer M. Borggaard is no longer a Trustee on the Board of Trustees of the Trust (the “Board”). All references to Ms. Borggaard being a Trustee on the Board should be removed.

Please keep this Supplement with your Statements of Additional Information.